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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  June 16, 1997 (May 30, 1997)
                                                 ------------------------------

                             SFX BROADCASTING, INC.
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               (Exact name of registrant as specified in charter)



          Delaware                     0-22486                  13-3649750
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(State or Other Jurisdiction    (Commission File No.)         (IRS Employer
      of Incorporation)                                     Identification No.)

150 East 58th Street, 19th Floor, New York, New York               10155
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191
                                                   ----------------------------

                                      N/A
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(Former name or former address, if changed since last report)

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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Stations in Pittsburgh

         On May 30, 1997, SFX Broadcasting, Inc. (the "Company") acquired radio stations WDVE-FM, WXDX-FM, WJJJ-FM and WDSY-FM, each of which serves the Pittsburgh, Pennsylvania market, from Secret Communications Limited Partnership ("Secret Communications"), a privately-held partnership, for a payment of $127,500,000. The purchase price was determined by arms-length negotiations between the parties. The purchase price was financed from borrowings under the Company's credit agreement. The foregoing description of the terms of the acquisition does not purport to be complete and is qualified in its entirety by reference to the acquisition agreement relating to the Pittsburgh stations, a copy of which is attached hereto and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)  Financial Statements of Businesses Acquired

         The required financial statements will be filed no later than 60 days from the date this Form 8-K was required to be filed.

         (b)  Pro Forma Financial Information

         The required pro forma financial information will be filed no later than 60 days from the date this Form 8-K was required to be filed.

         (c)  Exhibits

         2.1 Asset Purchase Agreement, dated as of October 15, 1996, between Secret Communications Limited Partnership and SFX Broadcasting, Inc. (incorporated by reference to Exhibit 10.2 to the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on October 30, 1996).

         2.2 Amendment No. 1, dated as of January 21, 1997, to the Asset Purchase Agreement, dated as of October 15, 1996, between Secret Communications Limited Partnership and SFX Broadcasting, Inc. (incorporated by reference to Exhibit 10.52 to the Form 10-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) for the fiscal year ended December 31, 1996).

         2.3 Amendment No. 2, dated as of April 1, 1997, to the Asset Purchase Agreement, dated as of October 15, 1996, between Secret Communications Limited Partnership and SFX Broadcasting, Inc. (incorporated by reference to Exhibit 2.3 to the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on April 15, 1997).

         99.1 Press release, dated June 5, 1997, of SFX Broadcasting, Inc. announcing the acquisition of radio stations in Pittsburgh, Pennsylvania.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            SFX BROADCASTING, INC.



                                            By: /s/ Thomas P. Benson
                                               --------------------------------
                                               Name:  Thomas P. Benson
                                               Title: Vice President and Chief
                                                      Financial Officer


Date:  June 13, 1997

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